SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 19, 2000


                          COOPERATIVE BANKSHARES, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


North Carolina                     0-24626                         56-1886527
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission                    (I.R.S. employer
of incorporation)                file number)                identification no.)



               201 Market Street, Wilmington, North Carolina 28401
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)


        Registrant's telephone number, including area code:(910) 343-0181
                                                           --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         On October 19, 2000, Cooperative Bankshares, Inc. (the "Registrant") announced a change in its defined benefit pension plan and a related early retirement program for certain employees, including its senior vice presidents of administration, finance and mortgage lending. The change will result in a one-time charge of approximately $750,000 to be taken in the fourth quarter of fiscal year 2000, and an estimated annual savings of approximately $775,000 beginning in 2001. For further information, reference is made to the Registrant's press release dated October 19, 2000, which is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS

         The following exhibit is filed herewith.

         (a)      Exhibits.

                  99.1     Press Release dated October 19, 2000.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       COOPERATIVE BANKSHARES, INC.
                                       ----------------------------



                                       By: /s/ Frederick Willetts, III
                                           ------------------------------------
                                           Frederick Willetts, III,
                                           President



Date: October 23, 2000